Contingencies - Summary of Ab Inbev's Material Tax Proceedings Related to Ambev and Its Subsidiaries (Detail) - Ambev [member] - Legal proceedings contingent liability [member] - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Disclosure of detailed information about material tax [line items]
Income tax and social contribution	$ 11,586	$ 9,723
Value-added and excise taxes	4,965	4,285
Other taxes	854	663
Material tax net	$ 17,405	$ 14,671